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THE DIRECTOR(R) PLUS  (COUNTRYWIDE EXCEPT NY)                           U.S.P.S.-FIRST CLASS  The Hartford - IPS
                                                                        OR EXPRESS-MAIL TO:   P.O. Box 5085               [LOGO] CW
     REQUEST FOR THE DIRECTOR PLUS     [Logo] THE HARTFORD                                    Hartford, CT 06102-5085
     VARIABLE ANNUITY                                                   PRIVATE EXPRESS MAIL: The Hartford - IPS
                                                                                              200 Hopmeadow Street
     Hartford Life Insurance Company                                                          Simsbury, CT 06089
     Hartford Life and Annuity Insurance Company
__________________________________________________________________________________________________________________________________
1.   CONTRACT OWNER Ownership Type:  |_| Individual  |_|  Trust  |_| CRT  |_| UGMA  |_|UTMA  |_| NRA
     |_| Corporation   |_| Other______   |_| Mr.  |_| Mrs.  |_|  Ms.  SEX: |_|M  |_|F   U.S. CITIZEN: |_|Yes  |_|No
__________________________________________________________________________________________________________________________________
     First Name                                                MI   Last Name
__________________________________________________________________________________________________________________________________
     Additional Owner Information (e.g., Name of Trust/Corporation)                 Email Address
__________________________________________________________________________________________________________________________________
     Social Security Number/TIN                                     Date of Birth                Daytime Telephone Number
                                                                        /   /
__________________________________________________________________________________________________________________________________
     Street Address                                            City                              State    ZIP
__________________________________________________________________________________________________________________________________
2.   JOINT CONTRACT OWNER            (If any)                       Date of Birth                Social Security Number/TIN
     |_| Mr.  |_| Mrs.  |_| Ms.  SEX: |_| M   |_| F
     U.S. CITIZEN:     |_| Yes  |_|                                    /   /                           -      -
__________________________________________________________________________________________________________________________________
     First Name                                                MI   Last Name                    Relationship to Contract Owner
__________________________________________________________________________________________________________________________________
3.   ANNUITANT (If different from Contract Owner)                   Date of Birth                Social Security Number/TIN
     |_| Mr. |_| Mrs.  |_| Ms.  SEX: |_| M   |_| F                    /    /                              -      -
__________________________________________________________________________________________________________________________________
     First Name                                                MI   Last Name                    Daytime Telephone Number
__________________________________________________________________________________________________________________________________
     Street Address                                            City                              State    ZIP
__________________________________________________________________________________________________________________________________
4.   CONTINGENT ANNUITANT (If applicable)                           Date of Birth                Social Security Number/TIN
     |_| Mr. |_| Mrs.  |_| Ms.  SEX: |_| M   |_| F                    /    /                              -              -
__________________________________________________________________________________________________________________________________
     First Name                                                MI   Last Name
__________________________________________________________________________________________________________________________________
5.   BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally.
     Please attach a separate sheet to add additional beneficiaries.)
__________________________________________________________________________________________________________________________________
     |_| Primary  %             Relationship to Contract Owner      Date of Birth                Social Security Number/TIN
                                                                       /   /                              -            -
__________________________________________________________________________________________________________________________________
     First Name                                                MI   Last Name
__________________________________________________________________________________________________________________________________
     |_| Primary |_| Contingent Relationship to Contract Owner      Date of Birth                Social Security Number/TIN
     %                                                                 /   /                              -            -
__________________________________________________________________________________________________________________________________
     First Name                                                MI   Last Name
__________________________________________________________________________________________________________________________________
6.   DEATH BENEFIT ELECTION   (REQUIRED-- SELECT ONE ONLY)*
     |_| ASSET PROTECTION*    Available to all eligible purchasers at no additional charge. This benefit will be issued if one is not elected.
     |_| PREMIUM PROTECTION*  Available to purchasers age 75 or younger (oldest of Owners and  Annuitant) at no additional charge.
                              If elected, your beneficiaries will NOT receive the Asset Protection
                              Death Benefit.
    *IF A DEATH BENEFIT IS NOT ELECTED, THE ASSET PROTECTION DEATH BENEFIT WILL BE ISSUED. REFER TO THE PROSPECTUS FOR
     COMPLETE DETAILS.
__________________________________________________________________________________________________________________________________
7.   OPTIONAL DEATH BENEFIT ELECTION
     |_| MAV/EPB
                                     Available to purchasers age 75 or younger (oldest of Owners and Annuitant). There will be an additional charge on a daily basis that is equal to an annual charge of 0.30%. Refer to the prospectus for complete details.
__________________________________________________________________________________________________________________________________
8.   |_| PRINCIPAL     FIRST         PLEASE REFER TO THE PROSPECTUS FOR COMPLETE DETAILS REGARDING PRINCIPAL FIRST.
     (0.35% charge during the accumulation phase.)
__________________________________________________________________________________________________________________________________

APP03HLI-DXC                                                  THE DIRECTOR PLUS (COUNTRYWIDE EXCEPT NY)  Order #: xxx  Page 1 of 3
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__________________________________________________________________________________________________________________________________
9.   PURCHASE PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY)
     Monies remitted via: |_| Check   |_| Wire   |_| 1035(a) Exhanges  |_| Transfer/Rollover $___________
__________________________________________________________________________________________________________________________________
10. PLAN PAYMENT TYPE (Complete Section A or B)
    A. NON QUALIFIED  |_| Initial Purchase   |_| 1035(a) Tax-Free Exchange     Cost Basis $___________
                                                (please provide Cost Basis)
__________________________________________________________________________________________________________________________________
    B. QUALIFIED  |_| New Contribution  |_| Transfer  |_| Rollover     Contribution for tax year___________
__________________________________________________________________________________________________________________________________
                      INDIVIDUALLY OWNED                                               EMPLOYER PLAN - ALLOCATED
__________________________________________________________________________________________________________________________________

     |_| Traditional IRA  |_| Roth IRA   |_| SEP IRA                            |_| 401(k)  |_| 401(a)  |_| Keogh/HR-10

     |_| Custodial IRA    |_| 403(b)     |_| SIMPLE IRA (Non-DFI only)          |_| Other:
__________________________________________________________________________________________________________________________________
11.  RATE LOCK - 90 DAY FIXED ACCUMULATION FEATURE/DCA PLUS/1035(A) EXCHANGE/TRANSFER RATE LOCK

     |_| Yes________%  ESTIMATED DOLLAR AMOUNT $_______  |_| FIXED ACCOUNT |_| DCA 6-MONTH  _| DCA 12-MONTH

     IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE DETERMINED WHEN THE HARTFORD RECEIVES THE FUNDS.
__________________________________________________________________________________________________________________________________
12.  INVESTMENT SELECTION The invested amount will be allocated as selected here. If choosing an Asset Allocation
     Program or Dollar Cost Averaging Program, complete the appropriate enrollment form.
     PLEASE NOTE: Whole percentages only.
                                                          %                                                           %

                             [Hartford Advisers HLS Fund               Hartford International Small Company HLS Fund
                                  Hartford Bond HLS Fund                              Hartford MidCap Value HLS Fund
                  Hartford Capital Appreciation HLS Fund                              Hartford Money Market HLS Fund
                   Hartford Dividend and Growth HLS Fund                       Hartford Mortgage Securities HLS Fund
                                 Hartford Focus HLS Fund                           Hartford SmallCap Growth HLS Fund
                       Hartford Global Advisers HLS Fund                             Hartford Small Comoany HLS Fund
                 Hartford Global Communications HLS Fund                                     Hartford Stock HLS Fund
             Hartford Global Financial Services HLS Fund                Hartford U.S. Government Securities HLS Fund
                         Hartford Global Health HLS Fund                                     Hartford Value HLS Fund
                        Hartford Global Leaders HLS Fund                       Hartford Value Opportunities HLS Fund]
                     Hartford Global Technology HLS Fund                                Fixed Accumulation Feature*
                                Hartford Growth HLS Fund                          DCA Plus 6-Month Tranfer Program*
                     Hartford Growth and Income HLS Fund                         DCA Plus 12-Month Tranfer Program*
                  Hartford Growth Opportunities HLS Fund                     Other
                            Hartford High Yield HLS Fund
                                 Hartford Index HLS Fund
           Hartford Int'l. Capital Appreciation HLS Fund
           Hartford International Opportunities HLS Fund

                                                                                                            Total  100%

                                                                        *Subject to state availability.

     THE FIXED ACCUMULATION FEATURE IS RESTRICTED FOR PURCHASES AFTER DECEMBER 11, 2002. PLEASE CALL (800) 862-6668 FOR MORE
     INFORMATION.  THE DIRECTOR OUTLOOK DCA PLUS RATES MAY DIFFER FROM OTHER VARIABLE ANNUITYPRODUCTS. PLEASE CONFIRM YOUR
     RATE PRIOR TO ENROLLING IN THE PROGRAM.
__________________________________________________________________________________________________________________________________
13.  SPECIAL REMARKS
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________

APP03HLI-DXC                                                  THE DIRECTOR PLUS (COUNTRYWIDE EXCEPT NY)  Order #: xxx  Page 2 of 3

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                                                                                Owner SSN/TIN____________________________
__________________________________________________________________________________________________________________________________
14. OWNER(S) ACKNOWLEDGEMENTS

Will the annuity applied for replace one or more existing annuity or life insurance contracts?
|_| No |_| Yes - If yes, please explain in "Special Remarks," Section 13.
Have you purchased another deferred annuity issued by The Hartford during the current calendar year?              |_| No  |_| Yes

NOT FDIC/NCUA INSURED     MAY LOSE VALUE    NO BANK GUARANTEE
                                                                 [Not FDIC GRAPHIC]  [Not Bank GRAPHIC]
NOT A DEPOSIT   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

THE FOLLOWING STATES REQUIRE INSURANCE APPLICANTS TO ACKNOWLEDGE A FRAUD WARNING STATEMENT. PLEASE REFER TO THE FRAUD WARNING
STATEMENT FOR YOUR STATE AS INDICATED BELOW. CHECK THE APPROPRIATE BOX PERTAINING TO YOUR RESIDENT STATE, SIGN AND DATE AT THE
BOTTOM OF THIS SECTION.

|_| NAIC MODEL FRAUD STATEMENT: Any person who                         |_| NEW JERSEY: Any person who includes any false or
    knowingly presents a false or fraudulent claim for                     misleading information on an application for an insur-
    payment of a loss or benefit or knowingly presents                     ance policy is subject to criminal and civil penalties.
    false information in an application for insurance is
    guilty of a crime and may be subject to fines and                    |_| FLORIDA: Any person who knowingly and with intent
    confinement in prison.                                                   to injure, defraud or deceive any insurer files a
                                                                             statement of claim or an application containing any
|_| ARIZONA/ARKANSAS/COLORADO/KENTUCKY/MAINE/                                false, incomplete or misleading information is guilty
    NEW MEXICO/OHIO/OKLAHOMA/ PENNSYLVANIA/                                  of a felony of the third degree.
    TENNESSEE: It is a crime to knowingly provide false,
    incomplete or misleading information to an insurance
    company for the purpose of defrauding the company.
    Penalties may include imprisonment, fines or a denial
    of insurance benefits.

I/we hereby represent my/our answers to the above questions to be true and correct to the best of my/our knowledge and belief.
I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

|_| RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus will be mailed to you.

Signed at:______________________  ________  ___/___/____
                City                State*      Date
___________________________________________________________                     __________________________________________________
Contract Owner Signature (Trustee/Custodian, if applicable)                      Joint Contract Owner Signature (If applicable)

          * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A CONTRACT SITUS FORM.
__________________________________________________________________________________________________________________________________
15. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
Do you, as agent, have reason to believe the contract requested                 __________________________________________________
for will replace existing annuities or insurance? |_| Yes  |_| No               Licensed Agent Signature

__________________________________________________________________________________________________________________________________
First Name         MI              Last Name
__________________________________________________________________________________________________________________________________
Broker/Dealer      Broker/Dealer Street Address                                 City           State          ZIP
__________________________________________________________________________________________________________________________________
Business Telephone Number          Fax Number                                   Licensed Agent SSN
                                                                                                       -     -
__________________________________________________________________________________________________________________________________
Select Program*: |_| A   |_| B     Broker/Dealer Client Account Number          License I.D. (Florida Agents Only)

*CONTACT YOUR BACK OFFICE FOR PROGRAM INFORMATION.
                                                    _____________________________________ ________________________________________
(OPTION IS IRREVOCABLE)
APP03HLI-DXC                                                  THE DIRECTOR PLUS (COUNTRYWIDE EXCEPT NY)  Order #: xxx  Page 3 of 3

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